ELITE ACCESS II (04/20) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (VA670NY) Home Office: Purchase, NY 10577 Jackson National Life Insurance Company www.jackson.com of New York First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Customer Care: 800-599-5651 Fax: 888-576-8383 Overnight Mail: 1 Corporate Way Email: customercare@jackson.com Lansing, MI 48951 Linking/BIN/Brokerage Acct. Number (if applicable) Jackson of NY pre-assigned Contract Number (if applicable) Primary Owner PLEASE PRINT Type of Ownership: CLEARLY Individual/Joint Custodian Trust Corporation/Pension Plan Government Entity Please see the Good Order Checklist for Social Security Number or Tax ID Number Phone Number (include area code) additional requirements. Country of Residence If U.S. U.S. Citizen Yes No Sex Male Female citizenship is not selected, Date of Birth (mm/dd/yyyy) Email Address (print clearly) and a Social Security Number with a U.S. address is First Name Middle Name Last Name listed, along with the absence of any Non-Natural Owner/Entity Name (if applicable) other foreign indicator, Jackson National Life Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Insurance Company of New York (Jackson of NY) Physical Address City State ZIP will assume an active U.S. citizenship status. Mailing Address Line 1 Mailing Address Line 2 Mailing Address City State ZIP NVDA 650 04/19 Page 1 of 11 NV670 04/20

Joint Owner Social Security Number Date of Birth (mm/dd/yyyy) Email Address (print clearly) Country of Residence U.S. Citizen Yes No Sex Male Female In the case of First Name Middle Name Last Name Joint Owners, all correspondence Relationship to Owner Phone Number (include area code) and required documentation will be sent to the address of Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 the Primary Owner. Physical Address City State ZIP Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) Phone Number (include area code) section if different than Primary Owner. If Primary Country of Residence Annuitant section is left U.S. Citizen Yes No Sex Male Female blank, the Annuitant will First Name Middle Name Last Name default to the Primary Owner. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Joint Annuitant Complete this section if Social Security Number Date of Birth (mm/dd/yyyy) different than Joint Annuitant Not Applicable Joint Owner. If Joint Annuitant Country of Residence section is left blank, the Joint U.S. Citizen Yes No Sex Male Female Annuitant will default to the First Name Middle Name Last Name Joint Owner. Relationship to Primary Annuitant Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP NVDA 650 04/19 Page 2 of 11 NV670 04/20

Beneficiary(ies) It is required for Percentage of Good Order Primary Sex Male Female % that the Death Benefit Percentage of Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner Death Benefit be whole numbers and must total First Name Middle Name Last Name 100% for each beneficiary type. Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) If Percentage of Death Benefit is left blank, all beneficiaries Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 will receive equal shares. Physical Address City State ZIP Please use form N3041 for additional beneficiaries. Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP NVDA 650 04/19 Page 3 of 11 NV670 04/20

Annuity Type The Variable Annuity Non-Tax Qualified IRA - Traditional* Roth IRA* SEP 403(b) TSA Automatic Withdrawal Stretch IRA Non-Qualified Stretch Roth Conversion Other: Request form (NV4370) will *Tax Contribution Year(s) and Amounts: be required if a Stretch Annuity Year: $ Year: $ Type is elected. Premium Payment External Select method of payment and note approximate amount: Transfers: The Request for Check Attached $ Check In Transit Wire $ Transfer or $ Exchange of Assets form (N3783) must Anticipated total amount from internal transfer(s) $ be submitted if Jackson of NY is to request the Anticipated total amount from external transfer(s) to be requested by Jackson of NY $ release of funds. Anticipated total amount from external transfer(s) to be requested by Financial Professional or Owner (Jackson of NY will NOT request funds) $ For more than two account transfers, If Jackson of NY is NOT requesting funds, please provide the following information: please provide Transfer Anticipated account Company releasing funds Account number Maturity date type transfer amount information on the Letter of Full $ Instruction form Partial (N4250) and submit with application. Full $ Partial Statement Regarding Replacement of Existing Policies or Annuity Contracts It is required for Good Order that this entire section be Do you intend to replace an existing life insurance policy or annuity contract? No Yes completed. If replacing, Jackson of NY pre-assigned Contract number: please provide the Jackson of NY Please complete all necessary forms as required by New York Regulation 60. pre-assigned Contract number. Annuitization/Income Date Specify Income Date (mm/dd/yyyy) If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. NVDA 650 04/19 Page 4 of 11 NV670 04/20

Premium Allocation Tell us how you JNL Aggressive JNL/American Funds JNL/BlackRock want your Growth Allocation (072) Balanced (150) Advantage annuity International (700) Premiums JNL Conservative JNL/American Funds invested. Whole Allocation (380) Blue Chip Income JNL/BlackRock percentages JNL Growth and Growth (339) Global Allocation (345) only. TOTAL Allocation (071) JNL/American Funds JNL/BlackRock ALLOCATION JNL iShares Capital Income Builder (685) Global Natural MUST EQUAL Tactical Growth (391) JNL/American Funds Resources (066) 100%. JNL iShares Capital World Bond (340) JNL/BlackRock Tactical Moderate (389) JNL/American Funds Large Cap Select Growth (102) JNL iShares Global Growth (638) Total number Tactical Moderate JNL/American Funds JNL/Boston Partners of allocation Growth (390) Global Small Global Long Short selections may Equity (653) not exceed 99. JNL Moderate Capitalization (341) Allocation (381) JNL/American Funds JNL/Causeway International Value Select (126) JNL Moderate Growth (395) Growth Allocation (070) JNL/American Funds JNL/ClearBridge Large Cap Growth (364) JNL Multi-Manager Growth Allocation (358) Alternative (655) JNL/American Funds JNL/DFA Growth Allocation (664) Certain JNL Multi-Manager Growth-Income (342) broker-dealers Emerging Markets JNL/American Funds JNL/DFA may limit the Equity (077) International (343) International Investment Core Equity (701) Divisions and JNL Multi-Manager JNL/American Funds Fixed Account International Moderate Growth JNL/DFA Options Small Cap (686) Allocation (357) Moderate Growth available under Allocation (665) JNL Multi-Manager JNL/American Funds the Contract. JNL/DFA Please see Mid Cap (663) New World (344) U.S. Core Equity (115) Client JNL Multi-Manager JNL/AQR Acknowledg- Small Cap Growth (116) Large Cap Defensive JNL/DFA ments on pages Style (699) U.S. Small Cap (612) 9 and 10. JNL Multi-Manager Small Cap Value (208) JNL/AQR JNL/DoubleLine Large Cap Relaxed Core Fixed Income (127) Constraint Equity (068) JNL/DoubleLine JNL/AQR Emerging Markets Managed Futures Fixed Income (661) Strategy (379) JNL/DoubleLine Shiller Enhanced CAPE (659) JNL/DoubleLine Total Return (636) PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7. NVDA 650 04/19 Page 5 of 11 NV670 04/20

Premium Allocation (continued from page 5) JNL/Fidelity Institutional JNL/JPMorgan JNL/Mellon Total number Asset Management Global Allocation (644) Healthcare Sector (188) of allocation Total Bond (110) selections may JNL/JPMorgan JNL/Mellon not exceed 99. JNL/First State Growth & Income (064) Index 5 (242) Global Infrastructure (347) JNL/JPMorgan JNL/Mellon JNL/Franklin Templeton Hedged Equity (688) Industrials Sector (369) Global Multisector JNL/JPMorgan JNL/Mellon Bond (348) MidCap Growth (101) Information Technology JNL/Franklin Templeton JNL/JPMorgan Sector (187) Tell us how you Growth Allocation (062) U.S. Government want your JNL/Mellon annuity JNL/Franklin Templeton & Quality Bond (109) International Index (129) Income Premiums (075) JNL/Lazard JNL/Mellon invested. Whole JNL/Franklin Templeton International Materials Sector (370) percentages International Strategic Equity (630) only. TOTAL JNL/Mellon Small Cap (250) JNL/Loomis Sayles ALLOCATION MSCI KLD 400 JNL/Goldman Sachs 4 Global Growth MUST EQUAL (689) Social Index (667) 100%. (292) JNL/Lord Abbett JNL/Mellon JNL/Goldman Sachs Short Duration MSCI World Index (183) Competitive Income (709) JNL/Mellon Advantage (274) JNL/Mellon Nasdaq 100 Index (222) JNL/Goldman Sachs Bond Index (133) JNL/Mellon Dividend Income JNL/Mellon Real Estate Sector (371) & Growth (278) Communication Services JNL/Mellon JNL/Goldman Sachs Sector (191) S&P 400 MidCap International 5 (654) JNL/Mellon Index (124) JNL/Goldman Sachs Consumer Discretionary JNL/Mellon Intrinsic Value (279) Sector (185) S&P 500 Index (123) JNL/Goldman Sachs JNL/Mellon JNL/Mellon Total Yield (280) Consumer Staples Small Cap Index (128) JNL/GQG Sector (368) JNL/Mellon Emerging Markets JNL/Mellon Utilities Sector (635) Equity (675) Dow Index (145) JNL/Harris Oakmark JNL/Mellon Global Equity (656) Emerging Markets JNL/Heitman Index (349) PREMIUM ALLOCATIONS U.S. Focused JNL/Mellon Real Estate (687) Energy Sector (190) CONTINUED ON PAGE 7. JNL/Invesco JNL/Mellon Diversified Dividend (365) Equity Income (606) JNL/Invesco JNL/Mellon Global Real Estate (206) Financial Sector (189) JNL/Invesco International Growth (113) JNL/Invesco Small Cap Growth (195) NVDA 650 04/19 Page 6 of 11 NV670 04/20

Premium Allocation (continued from pages 5 and 6) JNL/MFS JNL/T. Rowe Price JNL/WCM Tell us how you Mid Cap Value (207) Balanced (647) Focused International want your Equity (640) annuity JNL/Morningstar JNL/T. Rowe Price Premiums Wide Moat Index (690) Capital Appreciation (637) JNL/Westchester Capital invested. Whole JNL/Neuberger Berman JNL/T. Rowe Price Event Driven (658) percentages Commodity Strategy (643) Established Growth (111) JNL/WMC Balanced only. TOTAL (104) ALLOCATION JNL/Neuberger Berman JNL/T. Rowe Price MUST EQUAL Strategic Income (361) Short-Term Bond (076) JNL/WMC 100%. Government JNL/PIMCO JNL/T. Rowe Price (107) Income (372) U.S. High Yield (660) Money Market JNL/PIMCO JNL/T. Rowe Price % Fixed Account Options Investment Grade Value (149) Total number 1-Year (NOT AVAILABLE) of allocation Credit Bond (604) JNL/Vanguard selections may JNL/PIMCO Capital Growth (373) not exceed 99. 3-Year (NOT AVAILABLE) Real Return (078) JNL/Vanguard JNL/PPM America Equity Income (374) 5-Year Floating Rate Income (346) JNL/Vanguard (045) JNL/PPM America Global Bond 7-Year High Yield Bond (136) Market Index (671) (047) JNL/PPM America JNL/Vanguard Total Return (662) Growth ETF NOTE: The Contract permits Jackson Allocation (674) of NY to restrict the amount of JNL/RAFI Premium payments into, and the Fundamental JNL/Vanguard amount and frequency of transfers Asia Developed (298) International (375) between, into and from, any Fixed JNL/RAFI JNL/Vanguard Account Option; to close any Fixed Fundamental International Account Option; and to require transfers from a Fixed Account Option. Europe (299) Stock Market Index (670) Accordingly, you should consider JNL/RAFI JNL/Vanguard whether investment in a Fixed Account Fundamental Moderate Option is suitable given your U.S. Small Cap (702) ETF Allocation (672) investment objectives. JNL/RAFI JNL/Vanguard Multi-Factor Moderate Growth U.S. Equity (703) ETF Allocation (673) JNL/Vanguard U.S. Stock Market Index (668) NVDA 650 04/19 Page 7 of 11 NV670 04/20

Only the Systematic Investment (periodic premium reallocation programs) Investment Division(s) and Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 9. the 1-Year Fixed Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. Account Option (subject to I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation availability) as section using the frequency and start date below. If both frequency and start date are left blank, Automatic selected in the Rebalancing will not be established. Premium Allocation Frequency: Monthly Quarterly Semiannually Annually section can participate in Automatic Rebalancing. Start Date (mm/dd/yyyy): OR Immediately after issue Other Systematic Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the Investment frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, Options may be the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at available. which the transfer will occur does not always include this date, Jackson of NY will default the start date and all Please see subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin Systematic Investment one frequency from the designated start date. form (NV5485). Add-On Benefit May not be available in all states and once selected cannot be changed. Add-On Benefit: Death Benefit Additional charges will apply. Please Return of Premium Guaranteed Minimum Death Benefit (Ages 0-85) see the prospectus for details. May not be selected on Stretch IRAs or Non-Qualified Stretches. Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Telephone/Electronic Authorization Client Acknowledg- By checking " Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic ments on pages Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between 9 and 10. investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Financial Professional, subject to Jackson of NY's administrative procedures. If no election is made, Do you consent to Telephone/Electronic Transfer Authorization? Yes No Jackson of NY will default to Jackson of NY has administrative procedures that are designed to provide reasonable assurances that " No." telephone/electronic authorizations are genuine. If Jackson of NY fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) release Jackson of NY, its affiliates, This subsidiaries, and advisors from all damages related in any way to its acting upon any unauthorized authorization telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves the right to terminate or is not extended modify these telephone/electronic privileges at any time, without cause and without notice to me (us). to Authorized Callers. To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form (NV3982). Authorized Caller This If you want to authorize an individual other than your Financial Professional to receive Contract information via authorization telephone and/or in writing, please list that individual's information here. is not extended to Telephone/ First Name Middle Name Last Name Electronic Authorization. Social Security Number Date of Birth (mm/dd/yyyy) NVDA 650 04/19 Page 8 of 11 NV670 04/20

Electronic Delivery Authorization If no election is Do you consent to Electronic made, Jackson Delivery of Documents? Yes No of NY will default to Check the box(es) next to the types of documents you wish to receive electronically. If Electronic " No." Delivery is authorized, but no document type is selected, the selection will default to "All Documents." Selection of ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports "ALL DOCUMENTS" Transaction confirmations Other Contract-related correspondence currently excludes quarterly My email address is: statements and tax documents. I (We) will notify the company of any new email address. Please provide This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of one email a document's availability on Jackson of NY's website. For jointly owned contracts, all Joint Owners are consenting to address and electronic delivery and use of the single email address above. Please contact the appropriate Jackson of NY Service print clearly. Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson of NY's website (www.jackson.com) is required for If you authorize Electronic electronic delivery of Contract-related correspondence. Delivery but do The computer hardware and software requirements that are necessary to receive, process and retain electronic not provide an communications that are subject to this consent are as follows: To view and download material electronically, you email address must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't or the address is illegible, already have Adobe Acrobat Reader, you can download it free from www.adobe.com. Electronic There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet Delivery will access and of such computer and related hardware and software as may be necessary for you to receive, process not be initiated. and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. Notice to Applicant This application will be attached to and made part of the Contract. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. CLIENT ACKNOWLEDGMENTS CONTINUED ON PAGE 10. NVDA 650 04/19 Page 9 of 11 NV670 04/20

Client Acknowledgments (continued from page 9) 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. To the best of my (our) knowledge and belief the Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson of NY issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial advisor. 11. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. (Only applicable to Contracts with a Fixed Account Option.) 12. I acknowledge and represent that I have executed this application, and that my signature below (including my electronic signature) is my true and valid signature. I further authorize Jackson of NY to accept any electronic signature that I may make to this application. 13. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) financial professional and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers. Client Signatures Owner's Signature Date Signed (mm/dd/yyyy) State where signed It is required for Good Order that all applicable parties to the Owner's Title (required if owned by an Entity) Contract sign here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Required Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed replacement forms must be signed on or before the Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) application signature date. NVDA 650 04/19 Page 10 of 11 NV670 04/20

Financial Professional Acknowledgments By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs. 3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 4. I have complied with requirements for disclosures and/or replacements as necessary. 5. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election. Program Financial Professional #1 Signature Date Signed(mm/dd/yyyy) Jackson of NY Assigned ID Options Note: If no option is indicated, the designated First Name Middle Name Last Name default will be used. Email Address (print clearly) Business Phone Number (include area code) Extension Program Options Percentage All Financial Professional A B C D E % certifications, licenses and trainings must be completed prior to application execution. If more than one Financial Professional is participating in a Program Option on this case, please provide the additional Financial Professional names, Jackson of NY Assigned IDs and percentages for each (Financial Professional # 1-4 totaling 100%). If Percentage is Financial Professional Name #2 Jackson of NY Assigned ID Percentage left blank, all Financial % Professionals will receive Financial Professional Name #3 Jackson of NY Assigned ID Percentage equal shares. % Financial Professional Name #4 Jackson of NY Assigned ID Percentage % Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency NVDA 650 04/19 Page 11 of 11 NV670 04/20